UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2015

First American Group Inc.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-54768

(Commission File Number)

27-2094706

(IRS Employer Identification No.)

1999 Avenue of the Stars, Suite 2520

Los Angeles, California 90067

(Address of principal executive offices)(Zip Code)

(781) 821-6600

Registrant’s telephone number, including area code

11037 Warner Ave., Suite 132

Fountain Valley, California 92708

 (Former name or former address, if changed since last report.)

Copies to:

Thomas E. Puzzo, Esq.

Law Offices of Thomas E. Puzzo, PLLC

3823 44th Ave. NE

Seattle, Washington 98105

Telephone No.: (206) 522-2256

Facsimile No.: (206) 260-0111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward looking statements that involve risks and uncertainties, principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” All statements other than statements of historical fact contained in this Form 8-K, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology. Although we do not make forward looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks outlined under “Risk Factors” or elsewhere in this Form 8-K, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements included in this document are based on information available to us on the date hereof, and we assumes no obligation to update any such forward-looking statements.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Form 8-K. Before you invest in our securities, you should be aware that the occurrence of the events described in the section entitled “Risk Factors” and elsewhere in this Form 8-K could negatively affect our business, operating results, financial condition and stock price. Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Form 8-K to conform our statements to actual results or changed expectations.

Item 1.01 Entry into a Material Definitive Agreement

On June 29, 2015, First American Group Inc., a Nevada corporation (the “Company”), entered into a Share Exchange Agreement (the “Share Exchange Agreement”), by and among the Company, Loop Holdings, Inc., a Nevada corporation (“Loop Holdings”), and the holders of common stock of Loop Holdings, which consisted of 40 stockholders.

Under the terms and conditions of the Share Exchange Agreement, the Company offered, sold and issued 93,030,000 shares of common stock of the Company in consideration for all the issued and outstanding shares in Loop Holdings. The effect of the issuance is that former Loop Holdings shareholders now hold approximately 78.1% of the issued and outstanding shares of common stock of the Company, and Loop Holdings is now a wholly-owned subsidiary of the Company.

Daniel Solomita, the Company’s new President and Chief Executive Officer, Secretary, Treasurer and Chairman of the Board of Directors, is the holder of 68,000,000 shares of common stock of the Company. Mr. Solomita, therefore, controls 57.1%, of the outstanding common stock of the Company, on a fully diluted basis.

Loop Holdings was incorporated on October 23, 2014, in Nevada. The business of Loop Holdings is now our principal business. Loop Holdings is in the business of depolymerizing waste plastics and converting them into valuable chemicals. We are development stage company and have never generated any revenues. The commercialization of our depolymerization technology is in its incipient stages must be scaled-up before we can commercialize the technology and generate any revenues.

Our depolymerization of polyethylene terephthalate (PET) process is completed through a series of chemical reactions. The resulting monomers of the depolymerization is purified terephthalic acid and ethylene glycol.

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Our depolymerization process is summarized as follows:

•	PET bottles are shredded into 5 mm size pieces;
•	Shredded PET is put into a large reactor, where certain chemicals are added;
•	Purified terephthalic acid (solid) and ethylene glycol (liquid) and mother liquor are separated using a combination of centrifugation and distillation;
•	The mother liquor is returned to the reactor to be reused in the process; and
•	Purified terephthalic acid and Ethylene Glycol are processed and packaged.

Loop Holdings’s executive offices are located at 1999 Avenue of the Stars, Suite 2520, Los Angeles, California 90067.

Pursuant to a Stock Redemption Agreement dated June 29, 2015, the Company redeemed from Mazen Kouta, who served as President, Treasurer and a director from April 27, 2010 until June 29, 2015, 56,250,000 shares of common stock of the Company for an aggregate redemption price of $9,000 and a mutual release of claims with the Company, the effect of which is that Mr. Kouta no longer holds any shares of common stock or any other securities of the Company immediately following the redemption. Pursuant to a Stock Redemption Agreement dated June 29, 2015, the Company redeemed from Zeeshan Sajid, who served as Secretary and director from April 27, 2010 until June 29, 2015, 43,750,000 shares of common stock of the Company for an aggregate redemption price of $7,000 and a mutual release of claims with the Company, the effect of which is that Mr. Sajid no longer holds any shares of common stock or any other securities of the Company immediately following the redemption. Neither the Company nor Mr. Sajid had any known claims against the other and released each other from any claims in order to mitigate the likelihood of claims being made in the future by any of the parties against the other.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information disclosed in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.01.

As described in Item 1.01 above, on we completed the acquisition of Loop Holdings pursuant to the Share Exchange Agreement. The disclosures in Item 1.01 of this Form 8-K regarding the transactions contemplated by the Share Exchange Agreement are incorporated herein by reference in its entirety.

FORM 10 DISCLOSURE

The Company was a “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act) immediately before the completion of the transactions contemplated by the Share Exchange Agreement. Accordingly, pursuant to the requirements of Item 2.01(f) of Form 8-K, set forth below is the information that would be required if the Company was required to file a general form for registration of securities on Form 10 under the Exchange Act with respect to its common stock, which is the only class of the Company’s securities subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act upon consummation of the transactions contemplated by the Share Exchange Agreement. The information provided below relates to the combined operations of the Company after the acquisition of Loop Holdings, except that information relating to periods prior to the date of the reverse acquisition only relate to Loop Holdings and its consolidated subsidiaries unless otherwise specifically indicated.

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DESCRIPTION OF BUSINESS

Our Corporate History and Background

First American Group Inc. was incorporated on March 11, 2010 under the laws of the State of Nevada, under the name “Radikal Phones Inc.” We changed our name to “First American Group Inc.” on October 7, 2010. From our formation on March 11, 2010 until June 29, 2015, we were engaged in the development, sales and marketing of VoIP telephone services to enable end-users to place free phone calls over the Internet in return for viewing and listening to advertising. Mazen Kouta has served as President, Treasurer and a director, and Zeeshan Sajid has served as Secretary and s director of our company from April 27, 2010 until their resignation on June 29, 2015. Concurrent with their resignation, Messrs. Kouta and Sajid appointed Daniel Solomita, the President, Secretary, Treasurer and Chairman of the Board Directors of Loop Holdings. Upon his appointment as a director on June 29, 2015, Mr. Solomita appointed himself as President and Chief Executive Officer, Secretary and Treasurer, and appointed Donald Danks as a director.

From inception until we completed our reverse acquisition of Loop Holdings, the principal business of the Company was the development and operation of online games for social networking websites. We partially developed our first game, titled “Curse of the Pharaohs.” We have never had any revenues and have had a limited operating history.

Reverse Acquisition of Loop Holdings

On June 29, 2015, First American Group Inc., a Nevada corporation (the “Company”), entered into a Share Exchange Agreement, 2015 (the “Share Exchange Agreement”), by and among the Company, Loop Holdings, Inc., a Nevada corporation (“Loop Holdings”), and the holders of common stock of Loop Holdings. The holders of the common stock of Loop Holdings consisted of 40 stockholders.

Under the terms and conditions of the Share Exchange Agreement, the Company offered, sold and issued 93,030,000 shares of common stock in consideration for all the issued and outstanding shares in Loop Holdings. The effect of the issuance is that Loop Holdings shareholders now hold approximately 78.1% of the issued and outstanding shares of common stock of the Company.

As of June 29, 2015, Daniel Solomita, the Company’s new President and Chief Executive Officer, Secretary, Treasurer and Chairman of the Board of Directors, is the holder of 68,000,000 shares of common stock of the Company, or 57.1% of the outstanding common stock of the Company, on a fully diluted basis. Donald Danks, also a director of the Company, is a beneficial holder of 4,000,000 shares of common stock of the Company.

As a result of the share exchange, Loop Holdings is now a wholly-owned subsidiary of the Company.

The share exchange transaction with Loop Holdings was treated as a reverse acquisition, with Loop Holdings as the acquiror and the Company as the acquired party. Unless the context suggests otherwise, when we refer in this Form 8-K to business and financial information for periods prior to the consummation of the reverse acquisition, we are referring to the business and financial information of Loop Holdings.

Organization & Subsidiaries

We have one operating subsidiary, Loop Holdings, Inc., a Nevada corporation.

Overview of Loop Holdings

Our wholly owned subsidiary, Loop Holdings was incorporated on October 23, 2014, in Nevada.

The business of Loop Holdings is now the principal business of the Company. Loop Holdings is in the business of depolymerizing waste plastics and converting them into valuable chemicals. We are development stage company and have never generated any revenues. The commercialization of our depolymerization technology is in its incipient stages must be scaled-up before we can commercialize the technology and generate any revenues. The depolymerization technology underlying the business of Loop Holdings was originally developed by Hatem Essaddam, who sold the depolymerization technology to Loop Holdings for a purchase price of up to $1,300,000 pursuant to an Intellectual Property Assignment Agreement dated October 27, 2014, by and among Hatem Essadam, Loop Holdings, and Daniel Solomita, our President and Chief Executive Officer, Secretary, Treasurer and a director.

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Our depolymerization of polyethylene terephthalate (“PET”) process is completed through a series of chemical reactions. The resulting monomers of the depolymerization is purified terephthalic acid and ethylene glycol.

Our depolymerization process is summarized as follows:

•	PET bottles are shredded into 5 mm size pieces;
•	Shredded PET is put into a large reactor, where certain chemicals are added;
•	The PET molecular chain begins to be broken down in 20 minutes;
•	Purified terephthalic acid (solid) and ethylene glycol (liquid) and mother liquor are separated using a combination of centrifugation and distillation;
•	The mother liquor is returned to the reactor to be reused in the process; and
•	Purified terephthalic acid and Ethylene Glycol are processed and packaged.

Loop Holdings principal administrative offices are located at 1999 Avenue of the Stars, Suite 2520, Los Angeles, California 90067. Loop Holdings’s website is www.loopindustries.com.

Summary Financial Information

The tables and information below are derived from our audited financial statements for the period from October 23, 2014 (Inception) through February 28, 2015.

February 28, 2015
Financial Summary
Cash and Deposits	$182,492
Total Assets	188,442
Total Liabilities	214,010
Total Stockholders' Equity	$409,590

Depolymerization of Plastics and Breaking Down Polymers into Monomers

We believe that the problem of waste generated from manufactured materials is now widely recognized a global one.

Perhaps the most prevalent manufactured materials in society today are plastics, which are commercial polymers derived from natural or chemical synthetic materials. Plastics are made from limited resources, such as petroleum; therefore, large advances are being made in the development of technologies to recycle plastic waste.

The methods of managing waste plastics are land filling, composting, incineration, recycling, and sewage. Recycling is the most economic method of managing petrochemical plastic waste because, in addition to preventing plastic litter, recycling reduces the exploitation of non-renewable petroleum-plastic raw materials, limits the quantity of plastics sent to landfills and provides a cheaper route to plastic production. For us, most notably, it is a significant revenue and profits generator.

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Summary

Loop Holdings Inc. focuses on depolymerizing waste plastics and converting them into valuable chemicals, ready to be reintroduced into the manufacturing of virgin plastics. Our proprietary technology breaks down polyethylene yerephthalate (“PET”) into its base chemicals, purified terephthalic acid (“PTA”) and ethylene glycol (“EG”), at a recovery rate of 100%.

Loop Holdings’ technology uses waste PET plastics such as water bottles, soda bottles, consumer packaging, carpets and industrial waste as feedstock to process. These feedstock are readily available through municipal triage centers, industrial recycling and landfill reclamation projects.

Purified terephthalic acid is a high-value chemical currently selling at approximately $1,000 per metric ton, used mainly in the production of PET plastic and polyester fiber. PTA is typically produced by oxidation of p-xylene, a petroleum by-product, using acetic acid and catalysts. The resulting product appears as a crystalline substance, which is then filtered, purified, dried and stored. We believe that the demand for terephthalic acid is expected to hit an all-time high of 60 million metric tons (132 billion pounds) in 2015 and 72 million metric tons (158.4 billion pounds) by 2020.

Ethylene glycol is an organic compound primarily used as a raw material in the manufacture of polyester fibers and polyethylene terephthalate resins (PET) used in bottling. A small percentage is also used in industrial applications like antifreeze formulations and other industrial products. It is an odorless, colorless, syrupy, sweet-tasting liquid. Current selling price of EG is approximately $1,050 per metric ton. The global market volume for ethylene glycols was 16.5 million metric tons (36 billion pounds) in 2013 and is expected to reach 22.8 million metric tons (45 billion pounds) by 2020, growing at a CAGR of 4.7% from 2014 to 2020.

Raw Material

PET Plastic is our source of feedstock. PET is a semi-crystalline thermoplastic polyester showing excellent tensile and impact strength, chemical resistance, clarity, process ability and reasonable thermal stability. Although its main application by far is in the textile industry, tremendous quantities of this material are consumed in the manufacturing of soft-drink and water bottles, as well as in food packaging.

PET does not create a direct hazard to the environment, but due to its substantial fraction volume in the plastic waste stream and its high resistance to atmospheric and biological agents, it could be considered as a noxious material. PET accounts for 8% by weight and 12% by volume of the world’s solid waste.

PET recycling represents one of the most successful and widespread examples of polymer recycling. The main driving force responsible for this extreme increase in recycling of post-consumer PET is its widespread use, particularly in the beverage and food industry.

PET bottles are characterized by high strength, low weight and permeability of gases (mainly CO2), as well as by their aesthetic appearance (good light transmittance, smooth surface). They do not have any side effect on the human organism. Many attempts are currently directed toward recycling of PET waste, because of the interests in environmental protection, energy preservation and economic benefits.

Among the different recycling techniques (primary, mechanical, chemical and energy recovery), the acceptable one according to the principles of “sustainable development” is chemical recycling, since it leads to the formation of the raw materials from which the polymer is made, as well as of other secondary value-added products. Chemical recycling has been defined as the process leading to total Depolymerization of PET into monomers, or partial Depolymerization into oligomers and other chemical substances.

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According to NAPCOR (National Association for PET Container Resources), in 2012 in the US:

•	PET bottles represented a total of 5.6 Billion lbs. of PET available to be recycled;
•	Only 1.72 Billion lbs. were collected; and
•	There was only a 30.8% PET bottle recycling rate.

The NAPCOR United Kingdom Statistics for 2011 PET Recycling include:

•	6.7 Billion plastic bottles were recycled in 2011;
•	52% of household plastic bottles were recycled; and
•	Only 24% of plastic is recycled or recovered.

Among the various methods of PET recycling the most common is mechanical recycling, which refers to operations that aim to recover plastics waste via mechanical processes (grinding, washing, separating, drying, re-granulating and compounding), thus producing recycled plastic that can be converted into new plastics products, often substituting for virgin plastics.

The disadvantages to mechanical recycling of PET are that sorting is very labor intensive, and high energy costs are associated with the processing of material. Mechanical PET recycling is also limited to single stream PET with no contamination. Other challenges include quality degradation and color of the feedstock.

Depolymerization

Depolymerization presents two unique advantages in recycling resin-based products: (i) the ability to return a recovered resin to virgin-resin-like quality, and (ii) the potential to recover a valuable feedstock from products that are economically challenging to recycle. When plastic is mechanically recycled, even small levels of contamination can compromise the performance of the resin. However, because Depolymerization breaks down plastics into monomer form, that contamination is removed.

The resulting monomers, terephthalic acid and ethylene glycol, can be recovered and be remade into what is essentially comparable to virgin resins, free from impurities, and possessing virgin-resin-like properties. Depolymerization is not widely practiced due to economics. The process usually needs to be performed under extremely high temperatures and pressure, making the system economically unviable.

Current PTA production methods utilize p-xylene (PX) as a feedstock. At high temperatures and pressures, PX reacts with oxygen in the presence of an appropriate solvent, promoter complex, and catalyst system to form PTA. Around 74 percent of PTA produced utilizes acetic acid as the solvent, cobalt and manganese salts as catalysts, and a form of bromine, such as HBr, as the promoter complex. In this process, 91.6 percent of the feedstock PX is converted to PTA. Several side reactions, unfortunately, take place in the process, generating undesired compounds such as p-toluic acid, 4-carboxybenzaldehyde (4-CBA), and other heavy molecular weight impurities.

Without further purification, the main product is referred to as “crude PTA”. To achieve polymer-grade PTA that is pure enough to utilize in PET production, additional purification steps are required to remove unwanted by-products. The largest disadvantage to producing PTA via chemical synthesis arises in the use of a bromide promoter that is highly corrosive, and requires equipment to be lined with expensive metalloid alloys and to be replaced often; this inextricably generates high capital infrastructure costs to the producer.

We have developed a proprietary process that enables us to depolymerize PET into its purest form of purified terephthalic acid (“PTA”) and ethylene glycol (“EG”), under normal atmospheric pressure and at room temperature. Our unique Depolymerization process can bring even degraded, colored or heavily contaminated PET that is not recyclable back to life in the form of its base monomers, terephthalic acid and ethylene glycol. The resulting monomers (PTA & EG) will be sold to virgin PET manufacturers such as DuPont and Invista.

We have tested the procedure in laboratory settings and we have concluded that the purified terephthalic acid and ethylene glycol are of industrial grade purity. We are currently building a prototype model of our depolymerization plant.

The demand for terephthalic acid is expected to hit an all-time high of 60 million metric tons (132 Billion Pounds) in 2015 and 72 million metric tons (158.4 billion pounds) by 2020.

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The global market volume for ethylene glycols was 16.5 million metric tons (36 billion pounds) in 2013 and is expected to reach 22.8 million metric tons (45 billion pounds) by 2020, growing at a CAGR of 4.7% from 2014 to 2020.

Prospective Future growth

We believe that PET depolymerization expansion will drive near-term growth for Loop Holdings by opening strategically depolymerization plants close to large supplies of raw PET plastic. The largest cities in the world produce the most waste. By opening depolymerization plants close to municipal triage centers where plastic sorting and recycling occurs, Loop Holdings ensures a large supply of feed material to transform. Acquisitions in the plastic sorting sector are also possibilities to control the feedstock of raw material.

Medium-term growth will occur with the production of virgin PET resin manufactured using our feedstock of recycled PTA and glycol. We will attempt to be the first company with the ability to market virgin PET resin made from 100% recycled material.

Our long-term growth is tied to our ability to depolymerize other plastics, such as Nylon 6, Nylon 6/6, HIPS and PE  We are also currently working on the depolymerization of nylon, which will enable us to economically recycle billions of pounds of nylon waste (mostly carpet waste) that is buried in landfills across the globe.

Intellectual Property

We rely on a combination of trademark laws, trade secrets, confidentiality provisions and other contractual provisions to protect our proprietary rights, which are primarily our brand names, product designs and marks. We do not own patents, though we expect to file patents related to our technology within the next 8 months.

Government Regulation and Approvals

We are not aware of any governmental regulations or approvals for any of our products.

Employees

As of the date hereof, we have 1 employee, our President and Chief Executive Officer, Secretary, Treasurer and Chairman of the Board of Directors Daniel Solomita, who works full-time for the Company. Donald Danks, also a director of the Company, is a non-employee director of the Company.

DESCRIPTION OF PROPERTIES

Our executive offices are located at 1999 Avenue of the Stars, Suite 2520, Los Angeles, California 90067.

We do not own any real estate or other physical properties.

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RISK FACTORS

You should carefully consider the risks described below together with all of the other information included in this Form 8-K before making an investment decision with regard to our securities. The statements contained in or incorporated herein that are not historic facts are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. If any of the following risks actually occurs, our business, financial condition or results of operations could be harmed. In that case, you may lose all or part of your investment.

RISKS RELATING TO OUR COMPANY

Our auditors have expressed substantial doubt about our ability to continue as a going concern.

Our audited financial statements for the period from October 23, 2014 (inception) through February 28, 2015 were prepared assuming that we will continue our operations as a going concern. Our wholly-owned subsidiary, Loop Holdings, Inc., was incorporated on October 23, 2014, and does not have a history of earnings. As a result, our independent accountants in their audit report have expressed substantial doubt about our ability to continue as a going concern. Continued operations are dependent on our ability to complete equity or debt financings or generate profitable operations. Such financings may not be available or may not be available on reasonable terms. Our financial statements do not include any adjustments that may result from the outcome of this uncertainty.

We may not be able to execute our business plan or stay in business without additional funding.

We require approximately $2,000,000 in funding to conduct our operations for one year, and we currently have no plan as to who we will raise those funds. Our ability to generate future operating revenues depends in part on whether we can obtain the financing necessary to implement our business plan. We will likely require additional financing through the issuance of debt and/or equity in order to establish profitable operations, and such financing may not be forthcoming. As widely reported, the global and domestic financial markets have been extremely volatile in recent months. If such conditions and constraints continue or if there is no investor appetite to finance our specific business, we may not be able to acquire additional financing through credit markets or equity markets. Even if additional financing is available, it may not be available on terms favorable to us. At this time, we have not identified or secured sources of additional financing. Our failure to secure additional financing when it becomes required will have an adverse effect on our ability to remain in business.

If our estimates related to future expenditures are erroneous or inaccurate, our business will fail and you could lose your entire investment.

Our success is dependent in part upon the accuracy of our management’s estimates of our future cost expenditures for legal and accounting services (including those we expect to incur as a publicly reporting company), for website marketing and development expenses, and for administrative expenses, which management estimates to be approximately $500,000 over the next twelve months. If such estimates are erroneous or inaccurate, or if we encounter unforeseen costs, we may not be able to carry out our business plan, which could result in the failure of our business and the loss of your entire investment.

There is uncertainty regarding our ability to continue as a going concern, indicating the possibility that we may be required to curtail or discontinue our operations in the future. If we discontinue our operations, you may lose all of your investment.

We have incurred a net loss of $789,600 for the period from October 23, 2014 (inception) through February 28, 2015 and have completed only the preliminary stages of our business plan. We anticipate incurring additional losses before realizing any revenues and will depend on additional financing in order to meet our continuing obligations and ultimately, to attain profitability. The financial statements do not include any adjustments that might result from the uncertainty about our ability to continue our business. If we are unable to obtain additional financing from outside sources and eventually produce enough revenues, we may be forced to sell our assets, or curtail or discontinue our operations. If this happens, you could lose all or part of your investment.

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We are in an early stage of development. If we are not able to develop out business as anticipated, we may not be able to generate revenues or achieve profitability and you may lose your investment.

We were incorporated on October 23, 2014. We have no customers, and we have not earned any revenues to date. Our business prospects are difficult to predict because of our limited operating history, early stage of development, and unproven business strategy. Our primary business activities will be focused on the commercialization of our PET depolymerization technology. Although we believe that our business plan has significant profit potential, we may not attain profitable operations and our management may not succeed in realizing our business objectives. If we are not able to develop out business as anticipated, we may not be able to generate revenues or achieve profitability and you may lose your investment.

We may not be able to successfully commercialize our PET depolymerization technology because of the risk of unanticipated problems related scaling-up the technology. If we do not successfully develop our technology on a large, commercial scale, you will lose your entire investment.

We have relied heavily upon our own test results and preliminary conclusions that our PET depolymerization technology can be developed and operated on a large, commercial scale. It is possible that our understanding of our own preliminary conclusions regarding the scaling up our technology are and simply not technically feasible. Our inability to successfully develop our PET depolymerization technology on a commercial scale, either alone or in a business arrangement with another company, will result in the complete loss of an investor’s investment in the Company.

We expect to suffer losses in the immediate future that may cause us to curtail or discontinue our operations.

We expect to incur operating losses in future periods. These losses will occur because we do not yet have any revenues to offset the expenses associated with the development of our PET deploymerization business and our business operations, generally. We cannot guarantee that we will ever be successful in generating revenues in the future. We recognize that if we are unable to generate revenues, we will not be able to earn profits or continue operations. There is no history upon which to base any assumption as to the likelihood that we will prove successful, and we can provide investors with no assurance that we will generate any operating revenues or ever achieve profitable operations. If we are unsuccessful in addressing these risks, our business will almost certainly fail.

We may not be able to execute our business plan or stay in business without additional funding.

Our ability to generate future operating revenues depends in part on whether we can obtain the financing necessary to implement our business plan. We will likely require additional financing through the issuance of debt and/or equity in order to establish profitable operations, and such financing may not be forthcoming. As widely reported, the global and domestic financial markets have been extremely volatile in recent months. If such conditions and constraints continue or if there is no investor appetite to finance our specific business, we may not be able to acquire additional financing through credit markets or equity markets. Even if additional financing is available, it may not be available on terms favorable to us. At this time, we have not identified or secured sources of additional financing. Our failure to secure additional financing when it becomes required will have an adverse effect on our ability to remain in business.

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The recycling materials industry is extremely competitive, and if we are not able to compete successfully against other companies that engage in the PET materials depolymerization business, both large and small, we will not be able operate our business and investors will lose their entire investment.

The PET materials depolymerization business is extremely competitive and rapidly changing. We currently and in the future face competitive pressures from numerous actual and potential competitors. Many of our current and potential competitors in the PET deploymerization business have substantial competitive advantages than we have, including:

•	longer operating histories;
•	significantly greater financial, technical and marketing resources;
•	greater brand name recognition;
•	better distribution channels;
•	existing customer bases; and
•	commercially accepted products.

Our competitors may be able to respond more quickly to new or emerging technologies and changes in the PET deploymerization industry and devote greater resources to identify, develop and market new products, and distribute and sell their products than we can.

The loss of the services of Daniel Solomita, our President and Chairman, or our failure to timely identify and retain competent personnel could negatively impact our ability to develop our website and sell our services.

The development of our PET materials depolymerization business and the marketing of our prospective products will continue to place a significant strain on our limited personnel, management, and other resources. Our future success depends upon the continued services of our executive officers who are developing our business, and on our ability to identify and retain competent consultants and employees with the skills required to execute our business objectives. The loss of the services of Daniel Solomita or our failure to timely identify and retain competent personnel could negatively impact our ability to develop our website and sell our services, which could adversely affect our financial results and impair our growth.

We are a development stage, independent PET materials depolymerization company, with no experience in the market, and failure to successfully compensate for this inexperience may adversely impact our operations and financial position.

We operate as development stage, PET materials depolymerization business, with few substantial tangible assets in a highly competitive industry. We have little operating history, no customer base and little revenue to date. This makes it difficult to evaluate our future performance and prospects. Our business must be considered in light of the risks, expenses, delays and difficulties frequently encountered in establishing a new business in an emerging and evolving industry characterized by intense competition, including:

•	our business model and strategy are still evolving and are continually being reviewed and revised;
•	we may not be able to raise the capital required to develop our initial customer base and reputation;
•	we may not be able to successfully implement our business model and strategy; and
•	our management consists of one person, Daniel Solomita, our President and Chairman.

We cannot be sure that we will be successful in meeting these challenges and addressing these risks and uncertainties. If we are unable to do so, our business will not be successful and the value of your investment in our company will decline.

Our failure to protect our intellectual property and proprietary technology may significantly impair our competitive advantage.

Our success and ability to compete depends in large part upon protecting our proprietary technology. We rely on a combination of patent, trademark and trade secret protection, nondisclosure and nonuse agreements to protect our proprietary rights. The steps we have taken may not be sufficient to prevent the misappropriation of our intellectual property, particularly in foreign countries where the laws may not protect our proprietary rights as fully as in the United States. The patent and trademark law and trade secret protection may not be adequate to deter third party infringement or misappropriation of our patents, trademarks and similar proprietary rights.

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In addition, patents issued to us may be challenged, invalidated or circumvented. Our rights granted under those patents may not provide competitive advantages to us, and the claims under our patent applications may not be allowed. We may be subject to or may initiate interference proceedings in the United States Patent and Trademark Office, which can demand significant financial and management resources. The process of seeking patent protection can be time consuming and expensive and patents may not be issued from currently pending or future applications. Moreover, our existing patents or any new patents that may be issued may not be sufficient in scope or strength to provide meaningful protection or any commercial advantage to us.

We may in the future initiate claims or litigation against third parties for infringement of our proprietary rights in order to determine the scope and validity of our proprietary rights or the proprietary rights of our competitors. These claims could result in costly litigation and the diversion of our technical and management personnel.

We may face costly intellectual property infringement claims, the result of which would decrease the amount of cash we would anticipate to operate and complete our business plan.

We anticipate that from time to time we will receive communications from third parties asserting that we are infringing certain patents and other intellectual property rights of others or seeking indemnification against alleged infringement. If anticipated claims arise, we will evaluate their merits. Any claims of infringement brought of third parties could result in protracted and costly litigation, damages for infringement, and the necessity of obtaining a license relating to one or more of our products or current or future technologies, which may not be available on commercially reasonable terms or at all. Litigation, which could result in substantial cost to us and diversion of our resources, may be necessary to enforce our patents or other intellectual property rights or to defend us against claimed infringement of the rights of others. Any intellectual property litigation and the failure to obtain necessary licenses or other rights could have a material adverse effect on our business, financial condition and results of operations.

The failure to obtain export licenses could harm our business.

We must comply with U.S. Department of Commerce regulations in shipping exporting technologies outside the United States. Any significant future difficulty in complying with such regulations could harm our business, financial condition and results of operations.

We are dependent on Daniel Solomita, our President and Chief Executive Officer, Secretary, Treasurer and Chairman of the Board of Directors, without whose services company business operations could cease.

At this time, Daniel Solomita, is primarily responsible for the development and execution of our business plan. While Mr. Solomita has an employment agreement with and has no present intention to leave us, he is under no obligation to remain employed by us. If he should choose to leave us for any reason before we have hired additional personnel our operations may fail. Even if we are able to find additional personnel, it is uncertain whether we could find qualified management who could develop our business as described herein or would be willing to work for compensation the Company could afford. Without such management, the Company could be forced to cease operations and investors in our common stock or other securities could lose their entire investment.

We are an “emerging growth company” and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our common stock less attractive to investors.

We are an “emerging growth company,” as defined in the Jumpstart our Business Startups Act of 2012, and we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies, including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. We cannot predict if investors will find our common stock less attractive because we will rely on these exemptions. If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock and our stock price may be more volatile.

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Under the Jumpstart Our Business Startups Act, “emerging growth companies” can delay adopting new or revised accounting standards until such time as those standards apply to private companies. We have irrevocably elected not to avail ourselves to this exemption from new or revised accounting standards and, therefore, we will be subject to the same new or revised accounting standards as other public companies that are not “emerging growth companies.”

We incur costs associated with SEC reporting compliance, which may significantly affect our financial condition.

The Company made the decision to become an SEC “reporting company” in order to comply with applicable laws and regulations. We incur certain costs of compliance with applicable SEC reporting rules and regulations including, but not limited to attorneys’ fees, accounting and auditing fees, other professional fees, financial printing costs and Sarbanes-Oxley compliance costs in an amount estimated at approximately $25,000 per year. On balance, the Company determined that the incurrence of such costs and expenses was preferable to the Company being in a position where it had very limited access to additional capital funding.

However, for as long as we remain an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012, we intend to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. We intend to take advantage of these reporting exemptions until we are no longer an “emerging growth company.”

We will remain an “emerging growth company” for up to five years, although if the market value of our common stock that is held by non-affiliates exceeds $700 million as of any June 30 before that time, we would cease to be an “emerging growth company” as of the following August 31.

After, and if ever, we are no longer an “emerging growth company,” we expect to incur significant additional expenses and devote substantial management effort toward ensuring compliance with those requirements applicable to companies that are not “emerging growth companies,” including Section 404 of the Sarbanes-Oxley Act.

We may be required to incur significant costs and require significant management resources to evaluate our internal control over financial reporting as required under Section 404 of the Sarbanes-Oxley Act, and any failure to comply or any adverse result from such evaluation may have an adverse effect on our stock price.

As a smaller reporting company as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended, we are required to evaluate our internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002 (“Section 404”). Section 404 requires us to include an internal control report with our Annual Report on Form 10-K. This report must include management’s assessment of the effectiveness of our internal control over financial reporting as of the end of the fiscal year. This report must also include disclosure of any material weaknesses in internal control over financial reporting that we have identified. Failure to comply, or any adverse results from such evaluation could result in a loss of investor confidence in our financial reports and have an adverse effect on the trading price of our equity securities. Achieving continued compliance with Section 404 may require us to incur significant costs and expend significant time and management resources. No assurance can be given that we will be able to fully comply with Section 404 or that we and our independent registered public accounting firm would be able to conclude that our internal control over financial reporting is effective at fiscal year-end. As a result, investors could lose confidence in our reported financial information, which could have an adverse effect on the trading price of our securities, as well as subject us to civil or criminal investigations and penalties. In addition, our independent registered public accounting firm may not agree with our management’s assessment or conclude that our internal control over financial reporting is operating effectively.

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We may not be able to meet the internal control reporting requirements imposed by the SEC resulting in a possible decline in the price of our common stock and our inability to obtain future financing.

As directed by Section 404 of the Sarbanes-Oxley Act, the SEC adopted rules requiring each public company to include a report of management on the company’s internal controls over financial reporting in its annual reports. Although the Dodd-Frank Wall Street Reform and Consumer Protection Act exempts companies with a public float of less than $75 million from the requirement that our independent registered public accounting firm attest to our financial controls, this exemption does not affect the requirement that we include a report of management on our internal control over financial reporting and does not affect the requirement to include the independent registered public accounting firm’s attestation if our public float exceeds $75 million.

While we expect to expend significant resources in developing the necessary documentation and testing procedures required by Section 404 of the Sarbanes-Oxley Act, there is a risk that we may not be able to comply timely with all of the requirements imposed by this rule. Regardless of whether we are required to receive a positive attestation from our independent registered public accounting firm with respect to our internal controls, if we are unable to do so, investors and others may lose confidence in the reliability of our financial statements and our stock price and ability to obtain equity or debt financing as needed could suffer.

In addition, in the event that our independent registered public accounting firm is unable to rely on our internal controls in connection with its audit of our financial statements, and in the further event that it is unable to devise alternative procedures in order to satisfy itself as to the material accuracy of our financial statements and related disclosures, it is possible that we would be unable to file our Annual Report on Form 10-K with the SEC, which could also adversely affect the market for and the market price of our common stock and our ability to secure additional financing as needed.

RISKS ASSOCIATED WITH OUR SECURITIES

Our shares of common stock do not presently trade, and the price may not reflect our value and there can be no assurance that there will be an active market for our shares of common stock either now or in the future.

Although our common stock is quoted on the OTCQX, our shares of common stock do not trade and the price of our common stock, if traded, may not reflect our value. There can be no assurance that there will be an active market for our shares of common stock either now or in the future. Market liquidity will depend on the perception of our operating business and any steps that our management might take to bring us to the awareness of investors. There can be no assurance given that there will be any awareness generated. Consequently, investors may not be able to liquidate their investment or liquidate it at a price that reflects the value of the business. As a result holders of our securities may not find purchasers our securities should they to sell securities held by them. Consequently, our securities should be purchased only by investors having no need for liquidity in their investment and who can hold our securities for an indefinite period of time.

If a more active market should develop, the price of our shares of common stock may be highly volatile. Because there may be a low price for our shares of common stock, many brokerage firms may not be willing to effect transactions in our securities. Even if an investor finds a broker willing to effect a transaction in the shares of our common stock, the combination of brokerage commissions, transfer fees, taxes, if any, and any other selling costs may exceed the selling price. Further, many lending institutions will not permit the use of such shares of common stock as collateral for any loans.

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Our common stock is subject to the “penny stock” rules of the sec and the trading market in our securities is limited, which makes transactions in our stock cumbersome and may reduce the value of an investment in our stock.

Under U.S. federal securities legislation, our common stock will constitute “penny stock”. Penny stock is any equity security that has a market price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require that a broker or dealer approve a potential investor’s account for transactions in penny stocks, and the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased. In order to approve an investor’s account for transactions in penny stocks, the broker or dealer must obtain financial information and investment experience objectives of the person, and make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks. The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prepared by the Commission relating to the penny stock market, which, in highlight form sets forth the basis on which the broker or dealer made the suitability determination. Brokers may be less willing to execute transactions in securities subject to the “penny stock” rules. This may make it more difficult for investors to dispose of our common stock and cause a decline in the market value of our stock. Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

We may, in the future, issue additional common shares, which would reduce investors’ percent of ownership and may dilute our share value.

Our Articles of Incorporation authorize the issuance of 250,000,000 shares of common stock. As of June 29, 2015, the Company had 119,093,200 shares of common stock issued and outstanding. Accordingly, we may issue up to an additional 130,906,800 shares of common stock. The future issuance of common stock and/or preferred stock will result in substantial dilution in the percentage of our common stock held by our then existing shareholders. We may value any common stock issued in the future on an arbitrary basis. The issuance of common stock for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by our investors, and might have an adverse effect on any trading market for our common stock.

Our President and Chief Executive Officer, Secretary, Treasurer and Chairman of the Board of Directors, Daniel Solomita, beneficially owns a majority of our stock, and accordingly, has control over stockholder matters, our business and management.

As of June 29, 2015, Daniel Solomita, our President and Chief Executive Officer, Secretary, Treasurer and Chairman of the Board of Directors, beneficially owns 68,000,000 shares of common stock, or 57.1% of our issued and outstanding shares of common stock. As a result, Mr. Solomita will have the discretion to:

•	Elect or defeat the election of our directors;
•	Amend or prevent amendment of our Articles of Incorporation or Bylaws;
•	Effect or prevent a merger, sale of assets or other corporate transaction; and
•	Affect the outcome of any other matter submitted to the stockholders for vote.

Moreover, because of the significant ownership position held by our insiders, new investors may not be able to effect a change in our business or management, and therefore, shareholders would have no recourse as a result of decisions made by management.

In addition, sales of significant amounts of shares held by our sole officer and two directors, or the prospect of these sales, could adversely affect the market price of our common stock. Management’s stock ownership may discourage a potential acquirer from making a tender offer or otherwise attempting to obtain control of us, which in turn could reduce our stock price or prevent our stockholders from realizing a premium over our stock price.

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State securities laws may limit secondary trading, which may restrict the states in which and conditions under which you can sell the shares offered by this prospectus.

Secondary trading in common stock sold in this offering will not be possible in any state until the common stock is qualified for sale under the applicable securities laws of the state or there is confirmation that an exemption, such as listing in certain recognized securities manuals, is available for secondary trading in the state. If we fail to register or qualify, or to obtain or verify an exemption for the secondary trading of, the common stock in any particular state, the common stock could not be offered or sold to, or purchased by, a resident of that state. In the event that a significant number of states refuse to permit secondary trading in our common stock, the liquidity for the common stock could be significantly impacted thus causing you to realize a loss on your investment.

The Company does not intend to seek registration or qualification of its shares of common stock the subject of this offering in any State or territory of the United States. Aside from a “secondary trading” exemption, other exemptions under state law and the laws of US territories may be available to purchasers of the shares of common stock sold in this offering,

Anti-takeover effects of certain provisions of Nevada state law hinder a potential takeover of us.

Though not now, we may be or in the future we may become subject to Nevada’s control share law. A corporation is subject to Nevada’s control share law if it has more than 200 stockholders, at least 100 of whom are stockholders of record and residents of Nevada, and it does business in Nevada or through an affiliated corporation. The law focuses on the acquisition of a “controlling interest” which means the ownership of outstanding voting shares sufficient, but for the control share law, to enable the acquiring person to exercise the following proportions of the voting power of the corporation in the election of directors:

(i) one-fifth or more but less than one-third, (ii) one-third or more but less than a majority, or (iii) a majority or more. The ability to exercise such voting power may be direct or indirect, as well as individual or in association with others.

The effect of the control share law is that the acquiring person, and those acting in association with it, obtains only such voting rights in the control shares as are conferred by a resolution of the stockholders of the corporation, approved at a special or annual meeting of stockholders. The control share law contemplates that voting rights will be considered only once by the other stockholders. Thus, there is no authority to strip voting rights from the control shares of an acquiring person once those rights have been approved. If the stockholders do not grant voting rights to the control shares acquired by an acquiring person, those shares do not become permanent non-voting shares. The acquiring person is free to sell its shares to others. If the buyers of those shares themselves do not acquire a controlling interest, their shares do not become governed by the control share law.

If control shares are accorded full voting rights and the acquiring person has acquired control shares with a majority or more of the voting power, any stockholder of record, other than an acquiring person, who has not voted in favor of approval of voting rights is entitled to demand fair value for such stockholder’s shares.

Nevada’s control share law may have the effect of discouraging takeovers of the corporation.

In addition to the control share law, Nevada has a business combination law which prohibits certain business combinations between Nevada corporations and “interested stockholders” for three years after the “interested stockholder” first becomes an “interested stockholder,” unless the corporation’s board of directors approves the combination in advance. For purposes of Nevada law, an “interested stockholder” is any person who is (i) the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the outstanding voting shares of the corporation, or (ii) an affiliate or associate of the corporation and at any time within the three previous years was the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the then outstanding shares of the corporation. The definition of the term “business combination” is sufficiently broad to cover virtually any kind of transaction that would allow a potential acquiror to use the corporation’s assets to finance the acquisition or otherwise to benefit its own interests rather than the interests of the corporation and its other stockholders.

The effect of Nevada’s business combination law is to potentially discourage parties interested in taking control of us from doing so if it cannot obtain the approval of our board of directors.

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Because we do not intend to pay any cash dividends on our common stock, our stockholders will not be able to receive a return on their shares unless they sell them.

We intend to retain any future earnings to finance the development and expansion of our business. We do not anticipate paying any cash dividends on our common stock in the foreseeable future. Unless we pay dividends, our stockholders will not be able to receive a return on their shares unless they sell them. Stockholders may never be able to sell shares when desired. Before you invest in our securities, you should be aware that there are various risks. You should consider carefully these risk factors, together with all of the other information included in this annual report before you decide to purchase our securities. If any of the following risks and uncertainties develop into actual events, our business, financial condition or results of operations could be materially adversely affected.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis of the results of operations and financial condition for the period from October 23, 2014 (inception) through February 28, 2015 should be read in conjunction with our financial statements, and the notes to those financial statements that are included elsewhere in this Form 8-K. References in this section to “we,” “us,” “our” or “Loop Holdings” are to the consolidated business of Loop Holdings.

Our discussion includes forward-looking statements based upon current expectations that involve risks and uncertainties, such as our plans, objectives, expectations and intentions. Actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of a number of factors, including those set forth under the Risk Factors, Cautionary Notice Regarding Forward-Looking Statements and Business sections in this Form 8-K. We use words such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “may,” “will,” “should,” “could,” and similar expressions to identify forward-looking statements.

Recent Developments

Reverse Acquisition of Loop Holdings

On June 29, 2015, we completed a reverse acquisition transaction through a share exchange with Loop Holdings whereby we acquired all of the issued and outstanding shares of Loop Holdings in exchange for 93,030,000 shares of our common stock.

Under the terms and conditions of the Share Exchange Agreement, the Company sold 93,030,000 shares of common stock in consideration for all the issued and outstanding shares in Loop Holdings. The effect of the issuance is that Loop Holdings shareholders now hold approximately 78.1% of the issued and outstanding shares of common stock of the Company.

Daniel Solomita, the Company’s new President and Chief Executive Officer, Secretary, Treasurer and Chairman of the Board of Directors, is the holder of 68,000,000 shares of common stock of the Company, or 57.1%, of the issued and outstanding common stock of the Company, on a fully diluted basis.

As a result of the reverse acquisition, Loop Holdings became our wholly owned subsidiary and the former shareholders of Loop Holdings became our controlling stockholders. The share exchange transaction with Loop Holdings was treated as a reverse acquisition, with Loop Holdings deemed the accounting acquirer and the Company deemed the accounting acquiree under the acquisition method of accounting in accordance with section 805-10-55 of the FASB Accounting Standards Codification. The reverse merger is deemed a capital transaction and the net assets of Loop Holdings, Inc. (the accounting acquirer) are carried forward to the Company (the legal acquirer and the reporting entity) at their carrying value before the combination. The acquisition process utilizes the capital structure of the Company and the assets and liabilities of Loop Holdings, Inc. which are recorded at historical cost. The equity of the combined entity is the historical equity of Loop Holdings, Inc. retroactively restated to reflect the number of shares issued by the Company in the transaction.

Loop Holdings was incorporated on October 23, 2014, in Nevada. We are development stage company and have never generated any revenues. The commercialization of our depolymerization technology is in its incipient stages and must be scaled-up before we can commercialize the technology and generate any revenues. The depolymerization technology underlying the business of Loop Holdings was originally developed by Hatem Essaddam, who sold the depolymerization technology to Loop Holdings for a purchase price of up to $1,300,000 pursuant to an Intellectual Property Assignment Agreement dated October 27, 2014, by and among Hatem Essadam, Loop Holdings, and Daniel Solomita, our President and Chief Executive Officer, Secretary, Treasurer and Chairman of the Board of Directors.

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Our depolymerization of polyethylene terephthalate (PET) process is completed through a series of chemical reactions is completed at room temperature and under normal atmospheric pressure. The resulting monomers of the depolymerization is purified terephthalic acid and ethylene glycol.

Our depolymerization process is summarized as follows:

•	PET bottles are shredded into 5 mm size pieces;
•	Shredded PET is put into a large reactor, where certain chemicals are added;
•	The PET molecular chain begins to be broken down in 20 minutes;
•	Purified terephthalic acid (solid) and ethylene glycol (liquid) and mother liquor are separated using a combination of centrifugation and distillation;
•	The mother liquor is returned to the reactor to be reused in the process; and
•	Purified terephthalic acid and Ethylene Glycol are processed and packaged.

12-MONTH PLAN OF OPERATION

We are a development stage corporation and have not yet generated or realized any revenues from our business. We are aiming to become an environmentally friendly manufacturer of Purified Terephthalic Acid (PTA) and Ethelyne Glycol (EG), these high purity specialty chemicals are mainly used in the production of Polyethylene terephthalate.  We are currently building our first large scale pilot plant facility to gather empirical data to confirm whether our manufacturing technology performs as we have demonstrated on our small scale pilot plant. We estimate that the Company will expend approximately $700,000 in constructing the pilot plant, including the cost of construction, labor, equipment we will lease and/or purchase, permitting and analyzing the pilot plant data. Then, if the results of our manufacturing technology at the planned pilot plant facility are as predicted, and prospective purchasers of our resulting products have indicated that our products meet their quality standards, we plan to build a full scale commercial manufacturing facility.  We anticipate that this facility will have the initial capacity to process approximately 10 metric tons an hour of PET plastic.  Estimated costs for this facility are approximately $15 million dollars.

Results of Operations

The Period from October 23, 2014 (Inception) through February 28, 2015.

We did not earn revenues for the period from October 23, 2014 (Inception) through February 28, 2015.

For the period from October 23, 2014 (Inception) through February 28, 2015, we incurred total operating expenses of $831,012, consisting of $712,000 of consulting fees, $50,000 of consulting fees-related party, $42,050 of professional fees, and $26,962 of general and administrative expenses.

For the period from October 23, 2014 (Inception) through February 28, 2015, we had foreign currency transaction gain of $41,412.

For the period from October 23, 2014 (Inception) through February 28, 2015, we incurred a net loss before income taxes of $789,600.

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Limited Business History; Need for Additional Capital

There is no historical financial information about the Company upon which to base an evaluation of our performance. We are a development stage corporation and have not generated any revenues from our business. We cannot guarantee we will be successful in our business plans. Our business is subject to risks inherent in the establishment of a new business enterprise, including limited capital resources, possible delays in the exploration and/or development, and possible cost overruns due to price and cost increases in services. We have no intention of entering into a merger or acquisition within the next twelve months and we have a specific business plan and timetable to complete our 12-month plan of operation based on the success of the primary offering.

We anticipate that additional funding, if required, will be in the form of equity financing from the sale of our common stock. However, we cannot provide investors with any assurance that we will be able to raise sufficient funding from the sale of shares to fund additional expenditures. We do not currently have any arrangements in place for any future equity financing. Our limited operating history and our lack of significant tangible capital assets makes it unlikely that we will be able to obtain significant debt financing in the near future. If such financing is not available on satisfactory terms, we may be unable to continue or expand our business. Equity financing could result in additional dilution to existing shareholders.

Liquidity and Capital Resources

At June 15, 2015, we had a cash balance of approximately $1,950,000, which was not  sufficient to commence our 12-month plan of operation. We will need to raise funds to commence our 12-month plan of operation and fund our ongoing operational expenses. Additional funding will likely come from equity financing from the sale of our common stock. If we are successful in completing equity financing, existing shareholders will experience dilution of their interest in our Company. We do not have any financing arranged and we cannot provide investors with any assurance that we will be able to raise sufficient funding from the sale of our common stock to fund our 12-month plan of operation and ongoing operational expenses. In the absence of such financing, our business will likely fail. There are no assurances that we will be able to achieve further sales of our common stock or any other form of additional financing. If we are unable to achieve the financing necessary to continue our plan of operations, then we will not be able to continue our 12-month plan of operation and our business will fail.

Emerging Growth Company

The JOBS Act permits an “emerging growth company” such as us to take advantage of an extended transition period to comply with new or revised accounting standards applicable to public companies. We are choosing to “opt out” of this provision and, as a result, we will comply with new or revised accounting standards as required when they are adopted. This decision to opt out of the extended transition period is irrevocable.

Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of Estimates and Assumptions and Critical Accounting Estimates and Assumptions

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date(s) of the financial statements and the reported amounts of revenues and expenses during the reporting period(s).

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Critical accounting estimates are estimates for which (a) the nature of the estimate is material due to the levels of subjectivity and judgment necessary to account for highly uncertain matters or the susceptibility of such matters to change and (b) the impact of the estimate on financial condition or operating performance is material. The Company’s critical accounting estimates and assumptions affecting the financial statements were:

(i)

Assumption as a going concern: Management assumes that the Company will continue as a going concern, which contemplates continuity of operations, realization of assets, and liquidation of liabilities in the normal course of business.

(ii)

Fair value of long-lived assets: Fair value is generally determined using the asset’s expected future discounted cash flows or market value, if readily determinable. If long-lived assets are determined to be recoverable, but the newly determined remaining estimated useful lives are shorter than originally estimated, the net book values of the long-lived assets are depreciated over the newly determined remaining estimated useful lives. The Company considers the following to be some examples of important indicators that may trigger an impairment review: (i) significant under-performance or losses of assets relative to expected historical or projected future operating results; (ii) significant changes in the manner or use of assets or in the Company’s overall strategy with respect to the manner or use of the acquired assets or changes in the Company’s overall business strategy; (iii) significant negative industry or economic trends; (iv) increased competitive pressures; (v) a significant decline in the Company’s stock price for a sustained period of time; and (vi) regulatory changes. The Company evaluates acquired assets for potential impairment indicators at least annually and more frequently upon the occurrence of such events.

(iii)

Valuation allowance for deferred tax assets: Management assumes that the realization of the Company’s net deferred tax assets resulting from its net operating loss (“NOL”) carry–forwards for Federal income tax purposes that may be offset against future taxable income was not considered more likely than not and accordingly, the potential tax benefits of the net loss carry-forwards are offset by a full valuation allowance. Management made this assumption based on (a) the Company has incurred recurring losses, (b) general economic conditions, and (c) its ability to raise additional funds to support its daily operations by way of a public or private offering, among other factors.

These significant accounting estimates or assumptions bear the risk of change due to the fact that there are uncertainties attached to these estimates or assumptions, and certain estimates or assumptions are difficult to measure or value.

Management bases its estimates on historical experience and on various assumptions that are believed to be reasonable in relation to the financial statements taken as a whole under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources.

Management regularly evaluates the key factors and assumptions used to develop the estimates utilizing currently available information, changes in facts and circumstances, historical experience and reasonable assumptions. After such evaluations, if deemed appropriate, those estimates are adjusted accordingly.

Actual results could differ from those estimates.

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Fair Value of Financial Instruments

The Company follows paragraph 825-10-50-10 of the FASB Accounting Standards Codification for disclosures about fair value of its financial instruments and paragraph 820-10-35-37 of the FASB Accounting Standards Codification (“Paragraph 820-10-35-37”) to measure the fair value of its financial instruments. Paragraph 820-10-35-37 establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, Paragraph 820-10-35-37 establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The three (3) levels of fair value hierarchy defined by Paragraph 820-10-35-37 are described below:

Level 1	Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.

Level 2	Pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date.

Level 3	Pricing inputs that are generally observable inputs and not corroborated by market data.

Financial assets are considered Level 3 when their fair values are determined using pricing models, discounted cash flow methodologies or similar techniques and at least one significant model assumption or input is unobservable.

The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. If the inputs used to measure the financial assets and liabilities fall within more than one level described above, the categorization is based on the lowest level input that is significant to the fair value measurement of the instrument.

The carrying amounts of the Company’s financial assets and liabilities, such as cash, prepayments, accounts payable and intellectual property acquisition obligation approximate their fair values because of the short maturity of these instruments.

Transactions involving related parties cannot be presumed to be carried out on an arm's-length basis, as the requisite conditions of competitive, free-market dealings may not exist. Representations about transactions with related parties, if made, shall not imply that the related party transactions were consummated on terms equivalent to those that prevail in arm's-length transactions unless such representations can be substantiated.

Carrying Value, Recoverability and Impairment of Long-Lived Assets

The Company has adopted Section 360-10-35 of the FASB Accounting Standards Codification for its long-lived assets. Pursuant to ASC Paragraph 360-10-35-17 an impairment loss shall be recognized only if the carrying amount of a long-lived asset (asset group) is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset (asset group) is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset (asset group). That assessment shall be based on the carrying amount of the asset (asset group) at the date it is tested for recoverability. An impairment loss shall be measured as the amount by which the carrying amount of a long-lived asset (asset group) exceeds its fair value. Pursuant to ASC Paragraph 360-10-35-20 if an impairment loss is recognized, the adjusted carrying amount of a long-lived asset shall be its new cost basis. For a depreciable long-lived asset, the new cost basis shall be depreciated (amortized) over the remaining useful life of that asset. Restoration of a previously recognized impairment loss is prohibited.

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Pursuant to ASC Paragraph 360-10-35-21 the Company’s long-lived asset (asset group) is tested for recoverability whenever events or changes in circumstances indicate that its carrying amount may not be recoverable. The Company considers the following to be some examples of such events or changes in circumstances that may trigger an impairment review: (a) significant decrease in the market price of a long-lived asset (asset group); (b) A significant adverse change in the extent or manner in which a long-lived asset (asset group) is being used or in its physical condition; (c) A significant adverse change in legal factors or in the business climate that could affect the value of a long-lived asset (asset group), including an adverse action or assessment by a regulator; (d) An accumulation of costs significantly in excess of the amount originally expected for the acquisition or construction of a long-lived asset (asset group); (e) A current-period operating or cash flow loss combined with a history of operating or cash flow losses or a projection or forecast that demonstrates continuing losses associated with the use of a long-lived asset (asset group); and (f) A current expectation that, more likely than not, a long-lived asset (asset group) will be sold or otherwise disposed of significantly before the end of its previously estimated useful life. The Company tests its long-lived assets for potential impairment indicators at least annually and more frequently upon the occurrence of such events.

Pursuant to ASC Paragraphs 360-10-45-4 and 360-10-45-5 an impairment loss recognized for a long-lived asset (asset group) to be held and used shall be included in income from continuing operations before income taxes in the income statement of a business entity. If a subtotal such as income from operations is presented, it shall include the amount of that loss. A gain or loss recognized on the sale of a long-lived asset (disposal group) that is not a component of an entity shall be included in income from continuing operations before income taxes in the income statement of a business entity. If a subtotal such as income from operations is presented, it shall include the amounts of those gains or losses.

Intangible Assets Other Than Goodwill

The Company has adopted Subtopic 350-30 of the FASB Accounting Standards Codification for intangible assets other than goodwill. Under the requirements, the Company amortizes the acquisition costs of intangible assets other than goodwill on a straight-line basis over the estimated useful lives of the respective assets as follows:

Estimated Useful Life (Years)

Intellectual property (*)	15

______________

(*) Amortized on a straight-line basis over the terms of the exclusive licenses and/or agreements, or the terms of legal lives of the patents, whichever is shorter.

Related Parties

The Company follows subtopic 850-10 of the FASB Accounting Standards Codification for the identification of related parties and disclosure of related party transactions.

Pursuant to Section 850-10-20 the related parties include a. affiliates of the Company (“Affiliate” means, with respect to any specified Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act); b. entities for which investments in their equity securities would be required, absent the election of the fair value option under the Fair Value Option Subsection of Section 825–10–15, to be accounted for by the equity method by the investing entity; c. trusts for the benefit of employees, such as pension and profit-sharing trusts that are managed by or under the trusteeship of management; d. principal owners of the Company; e. management of the Company; f. other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests; and g. other parties that can significantly influence the management or operating policies of the transacting parties or that have an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.

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The financial statements shall include disclosures of material related party transactions, other than compensation arrangements, expense allowances, and other similar items in the ordinary course of business. However, disclosure of transactions that are eliminated in the preparation of consolidated or combined financial statements is not required in those statements. The disclosures shall include: a. the nature of the relationship(s) involved; b. a description of the transactions, including transactions to which no amounts or nominal amounts were ascribed, for each of the periods for which income statements are presented, and such other information deemed necessary to an understanding of the effects of the transactions on the financial statements; c. the dollar amounts of transactions for each of the periods for which income statements are presented and the effects of any change in the method of establishing the terms from that used in the preceding period; and d. amounts due from or to related parties as of the date of each balance sheet presented and, if not otherwise apparent, the terms and manner of settlement.

Foreign Currency Transactions

The Company applies the guidelines as set out in Section 830-20-35 of the FASB Accounting Standards Codification (“Section 830-20-35”) for foreign currency transactions. Pursuant to Section 830-20-35 of the FASB Accounting Standards Codification, foreign currency transactions are transactions denominated in currencies other than U.S. Dollar, the Company’s reporting currency or Canadian Dollar, the Company’s operating functional currency. Foreign currency transactions may produce receivables or payables that are fixed in terms of the amount of foreign currency that will be received or paid. A change in exchange rates between the functional currency and the currency in which a transaction is denominated increases or decreases the expected amount of functional currency cash flows upon settlement of the transaction. That increase or decrease in expected functional currency cash flows is a foreign currency transaction gain or loss that generally shall be included in determining net income for the period in which the exchange rate changes. Likewise, a transaction gain or loss (measured from the transaction date or the most recent intervening balance sheet date, whichever is later) realized upon settlement of a foreign currency transaction generally shall be included in determining net income for the period in which the transaction is settled. The exceptions to this requirement for inclusion in net income of transaction gains and losses pertain to certain intercompany transactions and to transactions that are designated as, and effective as, economic hedges of net investments and foreign currency commitments. Pursuant to Section 830-20-25 of the FASB Accounting Standards Codification, the following shall apply to all foreign currency transactions of an enterprise and its investees: (a) at the date the transaction is recognized, each asset, liability, revenue, expense, gain, or loss arising from the transaction shall be measured and recorded in the functional currency of the recording entity by use of the exchange rate in effect at that date as defined in section 830-10-20 of the FASB Accounting Standards Codification; and (b) at each balance sheet date, recorded balances that are denominated in currencies other than the functional currency or reporting currency of the recording entity shall be adjusted to reflect the current exchange rate.

Revenue Recognition

The Company follows paragraph 605-10-S99-1 of the FASB Accounting Standards Codification for revenue recognition. The Company recognizes revenue when it is realized or realizable and earned. The Company considers revenue realized or realizable and earned when all of the following criteria are met: (i) persuasive evidence of an arrangement exists, (ii) the product has been shipped or the services have been rendered to the customer, (iii) the sales price is fixed or determinable, and (iv) collectability is reasonably assured.

Equity Instruments Issued to Parties Other Than Employees for Acquiring Goods or Services

The Company accounts for equity instruments issued to parties other than employees for acquiring goods or services under the guidance of Sub-topic 505-50 of the FASB Accounting Standards Codification (“Sub-topic 505-50”).

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Pursuant to ASC paragraph 505-50-25-7, if fully vested, non-forfeitable equity instruments are issued at the date the grantor and grantee enter into an agreement for goods or services (no specific performance is required by the grantee to retain those equity instruments), then, because of the elimination of any obligation on the part of the counterparty to earn the equity instruments, a measurement date has been reached. A grantor shall recognize the equity instruments when they are issued (in most cases, when the agreement is entered into). Whether the corresponding cost is an immediate expense or a prepaid asset (or whether the debit should be characterized as contra-equity under the requirements of paragraph 505-50-45-1) depends on the specific facts and circumstances. Pursuant to ASC paragraph 505-50-45-1, a grantor may conclude that an asset (other than a note or a receivable) has been received in return for fully vested, non-forfeitable equity instruments that are issued at the date the grantor and grantee enter into an agreement for goods or services (and no specific performance is required by the grantee in order to retain those equity instruments). Such an asset shall not be displayed as contra-equity by the grantor of the equity instruments. The transferability (or lack thereof) of the equity instruments shall not affect the balance sheet display of the asset. This guidance is limited to transactions in which equity instruments are transferred to other than employees in exchange for goods or services.

Pursuant to Paragraphs 505-50-25-8 and 505-50-25-9, an entity may grant fully vested, non-forfeitable equity instruments that are exercisable by the grantee only after a specified period of time if the terms of the agreement provide for earlier exercisability if the grantee achieves specified performance conditions. Any measured cost of the transaction shall be recognized in the same period(s) and in the same manner as if the entity had paid cash for the goods or services or used cash rebates as a sales discount instead of paying with, or using, the equity instruments. A recognized asset, expense, or sales discount shall not be reversed if a stock option that the counterparty has the right to exercise expires unexercised.

Pursuant to ASC Paragraphs 505-50-30-2 and 505-50-30-11 share-based payment transactions with non-employees shall be measured at the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measurable. The issuer shall measure the fair value of the equity instruments in these transactions using the stock price and other measurement assumptions as of the earlier of the following dates, referred to as the measurement date: (a) The date at which a commitment for performance by the counterparty to earn the equity instruments is reached (a performance commitment); or (b) The date at which the counterparty's performance is complete. If the Company is a newly formed corporation, or the Company’s common shares are traded in one of the national exchanges the grant-date share price of the Company’s common stock will be used to measure the fair value of the common shares issued, however, if the Company is a newly formed corporation or the Company’s common shares are thinly traded the use of share prices established in the Company’s most recent private placement memorandum (“PPM”), or weekly or monthly price observations would generally be more appropriate than the use of daily price observations as such shares could be artificially inflated due to a larger spread between the bid and asked quotes and lack of consistent trading in the market.

Pursuant to ASC Paragraph 718-10-55-21 if an observable market price is not available for a share option or similar instrument with the same or similar terms and conditions, an entity shall estimate the fair value of that instrument using a valuation technique or model that meets the requirements in paragraph 718-10-55-11 and takes into account, at a minimum, all of the following factors:

a.	The exercise price of the option.

b.

The expected term of the option, taking into account both the contractual term of the option and the effects of employees’ expected exercise and post-vesting employment termination behavior: The expected life of options and similar instruments represents the period of time the option and/or warrant are expected to be outstanding. Pursuant to paragraph 718-10-S99-1, it may be appropriate to use the simplified method, i.e., expected term = ((vesting term + original contractual term) / 2), if (i) A company does not have sufficient historical exercise data to provide a reasonable basis upon which to estimate expected term due to the limited period of time its equity shares have been publicly traded; (ii) A company significantly changes the terms of its share option grants or the types of employees that receive share option grants such that its historical exercise data may no longer provide a reasonable basis upon which to estimate expected term; or (iii) A company has or expects to have significant structural changes in its business such that its historical exercise data may no longer provide a reasonable basis upon which to estimate expected term. The Company uses the simplified method to calculate expected term of share options and similar instruments as the company does not have sufficient historical exercise data to provide a reasonable basis upon which to estimate expected term.

c.	The current price of the underlying share.

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d.

The expected volatility of the price of the underlying share for the expected term of the option. Pursuant to ASC Paragraph 718-10-55-25 a newly publicly traded entity might base expectations about future volatility on the average volatilities of similar entities for an appropriate period following their going public. A nonpublic entity might base its expected volatility on the average volatilities of otherwise similar public entities. For purposes of identifying otherwise similar entities, an entity would likely consider characteristics such as industry, stage of life cycle, size, and financial leverage. Because of the effects of diversification that are present in an industry sector index, the volatility of an index should not be substituted for the average of volatilities of otherwise similar entities in a fair value measurement. Pursuant to paragraph 718-10-S99-1 if shares of a company are thinly traded the use of weekly or monthly price observations would generally be more appropriate than the use of daily price observations as the volatility calculation using daily observations for such shares could be artificially inflated due to a larger spread between the bid and asked quotes and lack of consistent trading in the market. The Company uses the average historical volatility of the comparable companies over the expected term of the share options or similar instruments as its expected volatility.

e.

The expected dividends on the underlying share for the expected term of the option. The expected dividend yield is based on the Company’s current dividend yield as the best estimate of projected dividend yield for periods within the expected term of the share options and similar instruments.

f.

The risk-free interest rate(s) for the expected term of the option. Pursuant to ASC 718-10-55-28 a U.S. entity issuing an option on its own shares must use as the risk-free interest rates the implied yields currently available from the U.S. Treasury zero-coupon yield curve over the contractual term of the option if the entity is using a lattice model incorporating the option’s contractual term. If the entity is using a closed-form model, the risk-free interest rate is the implied yield currently available on U.S. Treasury zero-coupon issues with a remaining term equal to the expected term used as the assumption in the model.

Pursuant to ASC paragraph 505-50-S99-1, if the Company receives a right to receive future services in exchange for unvested, forfeitable equity instruments, those equity instruments are treated as unissued for accounting purposes until the future services are received (that is, the instruments are not considered issued until they vest). Consequently, there would be no recognition at the measurement date and no entry should be recorded.

Recently Issued Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective accounting pronouncements, when adopted, will have a material effect on the accompanying financial statements.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of the date hereof with respect to the holdings of: (1) each person known to us to be the beneficial owner of more than 5% of our common stock; (2) each of our directors, nominees for director and named executive officers; and (3) all directors and executive officers as a group. To the best of our knowledge, each of the persons named in the table below as beneficially owning the shares set forth therein has sole voting power and sole investment power with respect to such shares, unless otherwise indicated. Unless otherwise specified, the address of each of the persons set forth below is in care of the Company, at the address of: 1999 Avenue of the Stars, Suite 2520, Los Angeles, California 90067.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Common Stock (1)

Common Stock	Daniel Solomita (2)	68,000,000	57.1%
Common Stock	Donald Danks (3)	4,000,000	3.3%
All directors and executive officers as a group (1 person)		72,000,000	60.5%

(1) As of June 29, 2015 immediately after the closing of acquisition of Loop Holdings, we have 119,093,200 shares of common stock outstanding.

(2) Appointed President and Chief Executive Officer, Secretary, Treasurer and Chairman of the Board of Directors on June 29, 2015.

(3) Appointed director on June 29, 2015.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names, ages, and positions of our executive officers and directors as of the date of this Form 8-K.

Name	Age	Positions

Daniel Solomita	39	President and Chief Executive Officer, Secretary, Treasurer and Chairman of the Board of Directors

Donald Danks	58	Director

Daniel Solomita, age 39

President and Chief Executive Officer, Secretary, Treasurer and Chairman of the Board of Directors

Daniel Solomita has served as our President and Chief Executive Officer, Secretary, Treasurer and Chairman of the Board of Directors, since June 29, 2015. Daniel has been involved in the plastic recycling business since 2009, focusing on developing landfill remediation projects across North America, working with companies such as Invista, Dupont, and Ascend Performance Materials. Mr. Solomita has also served as the President, Secretary, Treasurer and sole Director of Loop Holdings, Inc., our wholly-owned subsidiary since November 4, 2014. From 2010 until 2014, Mr. Solomita served as President of Dragon Polymers. Since 2012, Mr. Solomita has owned and operated SMH Recycling, a plastics trading business, working with companies from Vietnam, Hong Kong, Germany and China. From 1999 until 2011, Mr. Solomita was a senior infrastructure manager for Bell Canada. From 1977 until 1998, Mr. Solomita attended PPI Montreal, where became a Microsoft Certified System Engineer. From 1993 until 1995 Mr. Solomita attended Dawson College, in Quebec, Canada, where he studied [and obtained a degree in?] Business Administration and 1996, he attended Concordia University, where he studied Management Information Systems and obtained a degree in Microsoft System Engineering and Veritas Backup Architecture. Mr. Solomita’s knowledge of and career at Loop Holdings led to our conclusion that he should serve as a director in light of our business and structure.

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Donald Danks, age 58

Director

Donald L. Danks, 58, a 1979 graduate of UCLA, has devoted his entire career to creating, developing, funding, managing and growing startup and early-stage companies. From 1986 through 1994, he was the founder, and held various management positions, including chairman and CEO, of Advantage Life Products, a NASDAQ small-cap company.

From 1995 through 1997, he was the co-founder and president of Prosoft Training, Inc., a NASDAQ listed company involved in Internet technology training, education and certification.

From January 2001 through November 2008, he was the co-founder and served as the CEO of iMergent, Inc., an ecommerce software company listed on the AMEX. During his time at iMergent, he helped build annual revenues from start up to more than $180MM and grew the company’s market capitalization from under $3MM to nearly $400MM.

Between 1997 and 2004, he was involved in the creation, funding and business development of Auxilio, Inc., a successful company in the managed print services business for the healthcare industry.

In 1998, he co-led the restructuring and recapitalization of Headwaters, Inc., now an NYSE company with a current market cap over $1.5 billion.

Employment Agreement

In connection with the Company’s June 29, 2015 share exchange with Loop Holdings, the Company entered into an Employment Agreement, which has no term, with its President and Chief Executive Officer, Daniel Solomita.

The Employment Agreement dated June 29, 2015, provides for an initial annual base salary, commencing June 29, 2015 of $180,000. The agreement also provides for (i) a bonus of 4,000,000 shares of common stock, (ii) the Company to pay for Mr. Solomita’s costs related to executive’s reasonable monthly cell phone and other mobile Internet costs, home office Internet costs, (iii) the Company to pay for executive’s car and commuting costs, not to exceed $1,000 per month, and club membership costs, payable not later than 10 days after the end of each month, and (iv) a severance payment for Mr. Solomita equal to his then current annual base salary rate plus one month of salary for each year of employment, not to exceed 24 months of severance, upon the termination of his employment by the Company without cause or by Mr. Solomita for good reason or in the event of a change in control. The employment agreement defines the term “cause” as “any grounds entitling the Company’s Board to summarily dismiss” Mr. Solomita.

The bonus of 4,000,000 shares of common stock is payable to Mr. Solomita as follows:

(i) 1,000,000 shares of common stock shall be issued to Mr. Solomita when the Company’s securities are listed on an exchange or the OTCQX tier of the OTCMarkets;

(ii) 1,000,000 shares of common stock shall be issued to Mr. Solomita when the Company executes a contract for a minimum quantity of 25,000 M/T of PTA/EG or a PET;

(iii) 1,000,000 shares of common stock shall be issued to Mr. Solomita when the Company’s first fill-scale production facility is in commercial operation; and

(iv) 1,000,000 shares of common stock shall be issued to Mr. Solomita when the Company’s second full-scale production facility is in commercial operation.

The employment agreement also requires that Mr. Solomita participate in our employee benefit programs and provide for other customary benefits. In addition, each employment agreement provides compensation pursuant periodic grants of stock options thereafter as recommended by our board of directors (no options have been granted to any executive as of the date of this Form 8-K). Finally, the employment agreement prohibits Mr. Solomita from engaging in certain activities which compete with the Company, seek to recruit its employees or disclose any of its trade secrets or otherwise confidential information.

Indemnification Agreements

Each of Mr. Solomita and Mr. Danks have entered into an Indemnification Agreement dated June 29, 2015, with the Company, pursuant to which the Company agreed to indemnify Mr. Solomita and Mr. Danks for claims against each of them that may arise in connection with the performance of their respective duties as an officer or director for the Company.

Family Relationships

No family relationships exist between our President and Chief Executive Officer, Daniel Solomita and any person who is an affiliate of the Company.

No family relationships exist between Donald Danks, a director, and any person who is an affiliate of the Company.

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Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers have been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past ten years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws, except for matters that were dismissed without sanction or settlement.

Code of Ethics

We have not adopted a Code of Ethics but expect to adopt a Code of Ethics and will require that each employee abide by the terms of such Code of Ethics.

EXECUTIVE COMPENSATION

The following table sets forth information regarding each element of compensation that we paid or awarded to our named executive officers for fiscal 2014 and 2013.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)*	Option Awards ($)*	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation ($)	All Other Compensation($)		Total ($)

Mazen Kouta (1)	2014	-0-	-0-	-0-	-0-	-0-	-0-	-0-		-0-
	2013	-0-	-0-	-0-	-0-	-0-	-0-	-0-		-0-

Zeeshan Sajid (2)	2014	-0-	-0-	-0-	-0-	-0-	-0-	-0-		-0-
	2013	-0-	-0-	-0-	-0-	-0-	-0-	-0-		-0-

Daniel Solomita; (3)	2014	-0-	-0-	-0-	-0-	-0-	-0-	50,000	(5)	50,000	(5)
	2013	-0-	-0-	-0-	-0-	-0-	-0-	-0-		-0-

Donald Danks; (4)	2014	-0-	-0-	-0-	-0-	-0-	-0-	-0-		-0-
	2013	-0-	-0-	-0-	-0-	-0-	-0-	-0-		-0-

______________

(1) Appointed President, Treasurer and Director on April 27, 2010, and resigned from all such offices and positions on June 29, 2015.

(2) Appointed Secretary, Treasurer and Director on April 27, 2010, and resigned from all such offices and positions on June 29, 2015.

(3) Appointed President and Chief Executive Officer, Secretary, Treasurer and Chairman of the Board of Directors on June 29, 2015.

(4) Appointed a director on June 29, 2015.

(5) Paid to 8198381 Canada Inc., which is beneficially owned and controlled by Daniel Solomita.

There has been no compensation awarded to, earned by, or paid to the executive officers by any person for services rendered in all capacities to us for the fiscal period ended September 30, 2014, and through the date of filing of this Form 8-K.

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Option Grants

The following table sets forth stock option grants and compensation for the fiscal year ended September 30, 2014:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Mazen Kouta (1)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-

Zeeshan Zajid (2)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-

Daniel Solomita (3)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-

Donald Danks (4)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-

______________

(1) Appointed President, Treasurer and Director on April 27, 2010, and resigned from all such offices and positions on June 29, 2015.

(2) Appointed Secretary, Treasurer and Director on April 27, 2010, and resigned from all such offices and positions on June 29, 2015.

(3) Appointed President and Chief Executive Officer, Secretary, Treasurer and Chairman of the Board of Directors on June 29, 2015.

(4) Appointed a director on June 29, 2015.

Option Exercises and Fiscal Year-End Option Value Table.

There were no stock options exercised by the named executive officers as of the end of the fiscal period ended September 30, 2014 and through the date of filing of this Form 8-K.

Long-Term Incentive Plans and Awards

There were no awards made to a named executive officer, under any long-term incentive plan, as of the end of the fiscal period ended September 30, 2014 and through the date of filing of this Form 8-K.

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DIRECTOR COMPENSATION

The following table sets forth director compensation as of September 30, 2014, and as the date of filing of this Form 8-K:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation($)	Total ($)

Mazen Kouta (1)	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Zeeshan Sajid (2)	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Daniel Solomita (3)	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Donald Danks (4)	-0-	-0-	-0-	-0-	-0-	-0-	-0-

______________

(1) Appointed President, Treasurer and Director on April 27, 2010, and resigned from all such offices and positions on June 29, 2015.

(2) Appointed Secretary, Treasurer and Director on April 27, 2010, and resigned from all such offices and positions on June 29, 2015.

(3) Appointed President and Chief Executive Officer, Secretary, Treasurer and Chairman of the Board of Directors on June 29, 2015.

(4) Appointed a director on June 29, 2015.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

On June 29, 2015, the Company, entered into a Share Exchange Agreement (the “Share Exchange Agreement”), by and among the Company, Loop Holdings, and the holders of common stock of Loop Holdings. The holders of the common stock of Loop Holdings consisted of 39 stockholders.

Under the terms and conditions of the Share Exchange Agreement, the Company offered, sold and issued 93,030,000 shares of common stock in consideration for all the issued and outstanding shares in Loop Holdings. As a result of the Share Exchange Agreement, Daniel Solomita, the Company’s new Chief Executive Officer and Chairman of the Board of Directors, is the holder of 68,000,000 shares of common stock, or 57.1%, of the outstanding common stock of the Company, on a fully diluted basis.

As a result of the share exchange, Loop Holdings is now a wholly-owned subsidiary of the Company.

8198381 Canada Inc., a corporation duly formed and existing under the laws of Canada, (“8198381 Canada Inc.”), is beneficially owned and controlled by our President and Chief Executive Officer, Secretary, Treasurer and Chairman of the Board of Directors, Daniel Solomita. We paid $50,000 to 8198381 Canada Inc. to perform certain services related to the development of PET depolymerization technology, including but not limited to, the design and engineering of production facilities, equipment testing, cost reduction assessment of chemical processes, product purity testing and research and development related to PET plastic production facilities for the period from October 23,2014 (inception) through February 28, 2015.

On June 23, 2015, 22 Loop Holdings, Inc. entered into a Technology Transfer Agreement with 8198381 Canada Inc. whereby 8198381 Canada Inc. and the Company memorialized the transfer of technology and information from 8198381 Canada Inc. to the Company under the 8198381 Canada Inc. Oral Contract.

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On June 29, 2015, we entered into an Indemnification Agreement, with Daniel Solomita, whereby the Company agreed to indemnify Mr. Solomita for claims against him that may arise in connection with the performance of his duties as an officer or director for the Company.

On June 29, 2015, we entered into an Indemnification Agreement, with Donald Danks, whereby the Company agreed to indemnify Mr. Solomita for claims against him that may arise in connection with the performance of his duties as a director for the Company.

On June 29, 2015, the Company entered into an Employment Agreement with Daniel Solomita. The Employment Agreement provides for an initial annual base salary, commencing June 29, 2015 of $180,000. The agreement also provides for (i) a bonus of 4,000,000 shares of common stock, (ii) the Company to pay for Mr. Solomita’s costs related to executive’s reasonable monthly cell phone and other mobile Internet costs, home office Internet costs, (iii) the Company to pay for executive’s car and commuting costs, not to exceed $1,000 per month, and club membership costs, payable not later than 10 days after the end of each month, and (iv) a severance payment for Mr. Solomita equal to his then current annual base salary rate plus one month of salary for each year of employment, not to exceed 24 months of severance, upon the termination of his employment by the Company without cause or by Mr. Solomita for good reason or in the event of a change in control. The employment agreement defines the term “cause” as “any grounds entitling the Company’s Board to summarily dismiss” Mr. Solomita.

The bonus of 4,000,000 shares of common stock is payable to Mr. Solomita as follows:

(i) 1,000,000 shares of common stock shall be issued to Mr. Solomita when the Company’s securities are listed on an exchange or the OTCQX tier of the OTCMarkets;

(ii) 1,000,000 shares of common stock shall be issued to Mr. Solomita when the Company executes a contract for a minimum quantity of 25,000 M/T of PTA/EG or a PET;

(iii) 1,000,000 shares of common stock shall be issued to Mr. Solomita when the Company’s first fill-scale production facility is in commercial operation; and

(iv) 1,000,000 shares of common stock shall be issued to Mr. Solomita when the Company’s second full-scale production facility is in commercial operation.

The employment agreement also requires that Mr. Solomita participate in our employee benefit programs and provide for other customary benefits. In addition, each employment agreement provides compensation pursuant periodic grants of stock options thereafter as recommended by our board of directors (no options have been granted to any executive as of the date of this Form 8-K). Finally, the employment agreement prohibits Mr. Solomita from engaging in certain activities which compete with the Company, seek to recruit its employees or disclose any of its trade secrets or otherwise confidential information.

DIRECTOR INDEPENDENCE

Our board of directors is currently composed of two members, neither of whom qualifies as an independent director in accordance with the published listing requirements of the NASDAQ Global Market. The NASDAQ independence definition includes a series of objective tests, such as that a director is not, and has not been for at least three years, one of our employees and that neither the director, nor any of his family members has engaged in various types of business dealings with us. In addition, our board of directors has not made a subjective determination as to each director that no relationships exist which, in the opinion of our board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, though such subjective determination is required by the NASDAQ rules. Had our board of directors made these determinations, our board of directors would have reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management.

LEGAL PROCEEDINGS

We are not currently involved in any legal proceedings. From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. Litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business.

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MARKET PRICE OF AND DIVIDENDS ON OUR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

Since September 26, 2012, our shares of common stock have been quoted on the OTCQB tier of the OTC Markets Group, Inc., under the stock symbol “FAMG”. The following table shows the reported high and low closing bid prices per share for our common stock based on information provided by the OTCQB. The over-the-counter market quotations set forth for our common stock reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions.

	Common Stock Market Price
Financial Quarter Ended	High ($)	Low ($)

March 31, 2015	999,999.00	0.265
December 31, 2014	999,999.00	0.265
September 30, 2014	999,999.00	0.265
June 30, 2014	0.00	0.00
March 31, 2014	0.00	0.00
December 31, 2013	0.00	0.00
September 30, 2013	0.00	0.00
June 30, 2013	0.00	0.00

As of June 29, 2015, approximately 119,093,200 shares of our common stock were issued and outstanding.

Holders

As of June 29, 2015, there were approximately 50 holders of record of our common stock. This number does not include shares held by brokerage clearing houses, depositories or others in unregistered form.

Dividends

We have never declared or paid a cash dividend. Any future decisions regarding dividends will be made by our Board of Directors. We currently intend to retain and use any future earnings for the development and expansion of our business and do not anticipate paying any cash dividends in the foreseeable future. Our Board of Directors has complete discretion on whether to pay dividends. Even if our Board of Directors decides to pay dividends, the form, frequency and amount will depend upon our future operations and earnings, capital requirements and surplus, general financial condition, contractual restrictions and other factors that the Board of Directors may deem relevant.

Securities Authorized for Issuance under Equity Compensation Plans

We do not have in effect any compensation plans under which our equity securities are authorized for issuance.

Penny Stock Regulations

The Commission has adopted regulations which generally define “penny stock” to be an equity security that has a market price of less than $5.00 per share. Our common stock, when and if a trading market develops, may fall within the definition of penny stock and be subject to rules that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000, or annual incomes exceeding $200,000 individually, or $300,000, together with their spouse).

For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser’s prior written consent to the transaction. Additionally, for any transaction, other than exempt transactions, involving a penny stock, the rules require the delivery, prior to the transaction, of a risk disclosure document mandated by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and, if the broker-dealer is the sole market-maker, the broker-dealer must disclose this fact and the broker-dealer’s presumed control over the market. Finally, monthly statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. Consequently, the “penny stock” rules may restrict the ability of broker-dealers to sell our common stock and may affect the ability of investors to sell their common stock in the secondary market.

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RECENT SALES OF UNREGISTERED SECURITIES

Reference is made to the disclosure set forth under Item 3.02 of this report, which disclosure is incorporated by reference into this section.

DESCRIPTION OF OUR SECURITIES

Introduction

In the discussion that follows, we have summarized selected provisions of our articles of incorporation relating to our capital stock. This summary is not complete. This discussion is subject to the relevant provisions of Nevada law and is qualified in its entirety by reference to our articles of incorporation and our bylaws. You should read our articles of incorporation and our bylaws as currently in effect for provisions that may be important to you.

Authorized Capital Stock

Our authorized share capital consists of 250,000,000 shares of common stock, par value $0.0001 per share. As of June 29, 2015, there were 119,093,200 shares of our common stock issued and outstanding.

Common Stock

Each share of our common stock entitles its holder to one vote in the election of each director and on all other matters voted on generally by our stockholders, other than any matter that (1) solely relates to the terms of any outstanding series of preferred stock or the number of shares of that series and (2) does not affect the number of authorized shares of preferred stock or the powers, privileges and rights pertaining to the common stock. No share of our common stock affords any cumulative voting rights. This means that the holders of a majority of the voting power of the shares voting for the election of directors can elect all directors to be elected if they choose to do so.

Holders of our common stock will be entitled to dividends in such amounts and at such times as our Board of Directors in its discretion may declare out of funds legally available for the payment of dividends. We currently intend to retain our entire available discretionary cash flow to finance the growth, development and expansion of our business and do not anticipate paying any cash dividends on the common stock in the foreseeable future. Any future dividends will be paid at the discretion of our Board of Directors after taking into account various factors, including:

•	general business conditions;
•	industry practice;
•	our financial condition and performance;
•	our future prospects;
•	our cash needs and capital investment plans;
•	income tax consequences; and
•	the restrictions Nevada and other applicable laws and our credit arrangements then impose.

If we liquidate or dissolve our business, the holders of our common stock will share ratably in all our assets that are available for distribution to our stockholders after our creditors are paid in full.

Our common stock has no preemptive rights and is not convertible or redeemable or entitled to the benefits of any sinking or repurchase fund.

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Transfer Agent and Registrar

The transfer agent for our common stock is Empire Stock Transfer of Henderson, Nevada. Their address is 1859 Whitney Mesa Drive, Henderson, Nevada 89014, and their telephone number is (702) 818-5898.

INDEMNIFICATION OF OFFICERS AND DIRECTORS

Subsection 7 of Section 78.138 of the Nevada Revised Statutes (the “Nevada Law”) provides that, subject to certain very limited statutory exceptions, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer, unless it is proven that the act or failure to act constituted a breach of his or her fiduciary duties as a director or officer and such breach of those duties involved intentional misconduct, fraud or a knowing violation of law. The statutory standard of liability established by Section 78.138 controls even if there is a provision in the corporation’s articles of incorporation unless a provision in the Company’s Articles of Incorporation provides for greater individual liability.

Subsection 1 of Section 78.7502 of the Nevada Law empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (any such person, a “Covered Person”), against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the Covered Person in connection with such action, suit or proceeding if the Covered Person is not liable pursuant to Section 78.138 of the Nevada Law or the Covered Person acted in good faith and in a manner the Covered Person reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceedings, had no reasonable cause to believe the Covered Person’s conduct was unlawful.

Subsection 2 of Section 78.7502 of the Nevada Law empowers a corporation to indemnify any Covered Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in the capacity of a Covered Person against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by the Covered Person in connection with the defense or settlement of such action or suit, if the Covered Person is not liable pursuant to Section 78.138 of the Nevada Law or the Covered Person acted in good faith and in a manner the Covered Person reasonably believed to be in or not opposed to the best interests of the Corporation. However, no indemnification may be made in respect of any claim, issue or matter as to which the Covered Person shall have been adjudged by a court of competent jurisdiction (after exhaustion of all appeals) to be liable to the corporation or for amounts paid in settlement to the corporation unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances the Covered Person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

Section 78.7502 of the Nevada Law further provides that to the extent a Covered Person has been successful on the merits or otherwise in the defense of any action, suit or proceeding referred to in Subsection 1 or 2, as described above, or in the defense of any claim, issue or matter therein, the corporation shall indemnify the Covered Person against expenses (including attorneys’ fees) actually and reasonably incurred by the Covered Person in connection with the defense.

Subsection 1 of Section 78.751 of the Nevada Law provides that any discretionary indemnification pursuant to Section 78.7502 of the Nevada Law, unless ordered by a court or advanced pursuant to Subsection 2 of Section 78.751, may be made by a corporation only as authorized in the specific case upon a determination that indemnification of the Covered Person is proper in the circumstances. Such determination must be made (a) by the stockholders, (b) by the board of directors of the corporation by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding, (c) if a majority vote of a quorum of such non-party directors so orders, by independent legal counsel in a written opinion, or (d) by independent legal counsel in a written opinion if a quorum of such non-party directors cannot be obtained.

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Subsection 2 of Section 78.751 of the Nevada Law provides that a corporation’s articles of incorporation or bylaws or an agreement made by the corporation may require the corporation to pay as incurred and in advance of the final disposition of a criminal or civil action, suit or proceeding, the expenses of officers and directors in defending such action, suit or proceeding upon receipt by the corporation of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the corporation. Subsection 2 of Section 78.751 further provides that its provisions do not affect any rights to advancement of expenses to which corporate personnel other than officers and directors may be entitled under contract or otherwise by law.

Subsection 3 of Section 78.751 of the Nevada Law provides that indemnification pursuant to Section 78.7502 of the Nevada Law and advancement of expenses authorized in or ordered by a court pursuant to Section 78.751 does not exclude any other rights to which the Covered Person may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his or her official capacity or in another capacity while holding his or her office. However, indemnification, unless ordered by a court pursuant to Section 78.7502 or for the advancement of expenses under Subsection 2 of Section 78.751 of the Nevada Law, may not be made to or on behalf of any director or officer of the corporation if a final adjudication establishes that his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and were material to the cause of action. Additionally, the scope of such indemnification and advancement of expenses shall continue for a Covered Person who has ceased to be a director, officer, employee or agent of the corporation, and shall inure to the benefit of his or her heirs, executors and administrators.

Section 78.752 of the Nevada Law empowers a corporation to purchase and maintain insurance or make other financial arrangements on behalf of a Covered Person for any liability asserted against such person and liabilities and expenses incurred by such person in his or her capacity as a Covered Person or arising out of such person’s status as a Covered Person whether or not the corporation has the authority to indemnify such person against such liability and expenses.

The Bylaws of the Company provide for indemnification of Covered Persons substantially identical in scope to that permitted under the Nevada Law. Such Bylaws provide that the expenses of directors and officers of the Company incurred in defending any action, suit or proceeding, whether civil, criminal, administrative or investigative, must be paid by the Company as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of such director or officer to repay all amounts so advanced if it is ultimately determined by a court of competent jurisdiction that the director or officer is not entitled to be indemnified by the Company.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

We have had no other changes to our independent registered public accountants within the past two fiscal years.

Item 3.02 Unregistered Sales of Equity Securities.

On June 29, 2015, pursuant to the terms and conditions of the Share Exchange Agreement, the Company offered, sold and issued 93,030,000 shares of common stock in consideration for all the issued and outstanding shares in Loop Holdings. The effect of the issuance is that Loop Holdings shareholders now hold approximately 78.1% of the issued and outstanding shares of common stock of the Company.

The Company offered and sold the shares in reliance on the exemptions from registration provided by Rule 506 and Section 4(a)(2) of Securities Act of 1933, as amended (the “Securities Act”), and Rule 903(b)(3) of Regulation S, promulgated under the Securities Act.

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Item 5.01 Changes in Control of Registrant.

Pursuant to the term and conditions of the Share Exchange Agreement, on June 29, 2015, Daniel Solomita, was appointed to the Board of Directors. On June 29, 2015, Daniel Solomita was appointed President and Chief Executive Officer, Secretary, Treasurer and Chairman of the Board of Directors. The effect of the issuance of shares of common stock under the Share Exchange Agreement is that Loop Holdings shareholders now hold approximately 78.1% of the issued and outstanding shares of common stock of the Company. Additionally, on June 29, 2015, Donald Danks was appointed a director.

Daniel Solomita, the Company’s new President and Chief Executive Officer, Secretary, Treasurer and Chairman of the Board of Directors, is the holder of 68,000,000 shares of common stock of the Company, or 57.1%, of the outstanding common stock of the Company, on a fully diluted basis.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 22, 2015, the board of directors of the Company approved a change in the fiscal year end date of the Company from September 30 to last day of February.

Item 5.06 Change in Shell Company Status

Reference is made to the disclosure set forth under Items 1.01 and 2.01 of this Form 8-K, which disclosure is incorporated herein by reference. On June 29, 2015, the Company entered into the Share Exchange Agreement, dated June 29, 2015, by and among the Company, Loop Holdings, Inc., a Nevada corporation (“Loop Holdings”), and the holders of common stock of Loop Holdings. The holders of the common stock of Loop Holdings consisted of 39 persons. As a result of the share, Loop Holdings is now a wholly-owned subsidiary of the Company. As a result of the consummation of the transactions contemplated by the Share Exchange Agreement, Loop Holdings became our wholly-owned operating subsidiary and we are no longer a shell company as that term is defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

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Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Filed herewith as Exhibit 99.1 to this Form 8-K and incorporated herein by reference are Audited Financial Statements for Loop Holdings, Inc., a Nevada corporation, for the period from October 23, 2014 (inception) through February 28, 2015.

(b) Pro Forma Financial Information.

Filed herewith as Exhibit 99.2 to this Form 8-K and incorporated herein by reference is unaudited pro forma combined financial information of the Company, and its wholly owned subsidiary, Loop Holdings, Inc., a Nevada corporation.

(c) Shell Company Transactions.

Reference is made to Items 9.01(a) and 9.01(b) and the exhibits referred to therein which are incorporated herein by reference.

(d) Exhibits:

Exhibit	Description

2.1	Share Exchange Agreement, dated June 29, 2015, by and among the First American Group Inc., Loop Holdings, Inc., a Nevada corporation, and the holders of common stock of Loop Holdings, Inc.
10.1	Intellectual Property Assignment Agreement dated October 27, 2014, by and among Hatem Essadam, Loop Holdings, and Daniel Solomita.
10.2	Employment Agreement dated June 29, 2015, by and between Loop Holdings, Inc. and Daniel Solomita.
10.3	Indemnification Agreement dated June 29, 2015, by and between Loop Holdings, Inc. and Daniel Solomita.
10.4	Indemnification Agreement dated June 29, 2015, by and between Loop Holdings, Inc. and Donald Danks.
10.5	Stock Redemption Agreement dated June 29, 2015 by and between the Registrant and Mazen Kouta.
10.6	Stock Redemption Agreement dated June 29, 2015 by and between the Registrant and Zeeshan Sajid.
10.7	Technology Transfer Agreement dated June 22, 2015 by and between 8198381 Canada Inc. and Loop Holdings, Inc.
99.1	Audited Financial Statements for Loop Holdings, Inc., a Nevada corporation, for the period from October 23, 2014 (inception) through February 28, 2015.
99.2	Unaudited Pro Forma Combined Financial Information of First American Group Inc. and its Wholly-Owned Subsidiary, Loop Holdings, Inc., a Nevada corporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First American Group Inc.
(Registrant)

Date: June 30, 2015	By:	/s/ Daniel Solomita
	Name:	Daniel Solomita
	Title:	President and Chief Executive Officer (principal executive officer, principal financial officer and principal accounting officer)

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